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                              EX-10.29
                              Master Note


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                                                                     MASTER NOTE
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$2,000,000                                                      Date: 9/13, 1996

     FOR VALUE RECEIVED, the undersigned, a New York corporation, promises to pay to the order of EUROPEAN AMERICAN BANK (the "Bank"), on or before May 31, 1997 (the "Maturity Date"), the sum of Two Million Dollars ($2,000,000), or, if less, the aggregate unpaid principal amount of all advances made by the Bank pursuant to the line of credit, not to exceed an aggregate amount at any one time outstanding of Two Million Dollars ($2,000,000), available to the undersigned hereunder (the "Line").

     The undersigned also promises to pay interest in like money on the unpaid principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the rate of interest as is publicly announced by the Bank at its principal office from time to time as its prime rate (the "Prime Rate") plus a margin of 1/4% per annum (the "Prescribed Rate"). Any change in the Prime Rate shall be effective on the date such change is announced by the Bank. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall be payable on the first day of each month commencing on the first such date to occur after the date the first advance is made, and on the Maturity Date. All payments hereunder shall be payable in immediately available funds in lawful money of the United States. The undersigned authorizes the Bank to charge any of the undersigned's accounts for payments of principal or interest.

     Any payment of principal of or interest payable hereunder which is not paid when due, whether at maturity, by acceleration, or otherwise, shall bear interest from the date due until paid in full at a rate per annum equal to three percent (3%) above the Prescribed Rate.

     All requests for advances shall be irrevocable and shall be for a minimum of $25,000 and must be received by the Bank no later than 12:00 noon on the date of the proposed advance, The Bank may act without liability upon the basis of telephonic notice believed by the Bank in good faith to be from the undersigned. In each such case, the undersigned hereby waives the right to dispute the Bank's record of the terms of such telephonic notice. The undersigned shall immediately confirm to the Bank in writing each telephonic notice. All advances under the Line are at the Bank's sole and absolute discretion and the Bank, at its option and in its sole and absolute discretion and without notice to the undersigned, may decline to make any advance requested by the undersigned.

     Subject to the terms and conditions hereof and the terms and conditions set forth in any agreement in writing between the Bank and the undersigned, the undersigned may borrow, repay in whole or in part, and reborrow on a revolving basis, up to the maximum amount of the Line. Advances may Be prepaid without premium or penalty together with accrued interest thereon to and including the date of prepayment. The Bank shall maintain its records to reflect the amount and date of each advance and of each payment of principal and interest thereon. All such records shall, absent manifest error, be conclusive as to the outstanding principal amount hereof; provided, however, that the failure to make any notation to the Bank's records shall not limit or otherwise affect the obligations of the undersigned to repay each advance made by the Bank, in accordance with the terms hereof.

     As security for the payment of this Note and of all other obligations and liabilities of the undersigned to the Bank, whether now or hereafter existing, joint, several, direct, indirect, absolute, contingent, secured, matured or unmatured, the undersigned grants to the Bank a right of setoff against, a continuing security interest in, and an assignment and pledge of all moneys, deposits (general or special), securities and other property of the undersigned and the proceeds thereof, now or hereafter held by the Bank on deposit, in safekeeping, in transit or otherwise, at any time credited by or due from the Bank to the undersigned, or in which the undersigned shall have an interest.

     Upon the occurrence and continuance of any of the following (each an "Event of Default"): (a) default in the payment when due of any amount hereunder; (b) filing by or against the undersigned of a petition commencing any proceeding under any bankruptcy, reorganization, rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect, (c) making by the undersigned of an assignment for the benefit of creditors; (d) petitioning or applying to any tribunal for the appointment of a custodian, receiver or trustee for the undersigned or for a substantial part of its assets; (e) death or incapacity of the undersigned (if an individual); (f) entry of any judgment or order of attachment, injunction or governmental tax lien or levy issued against the undersigned or against any property of the undersigned; (g) consent by the undersigned to assume, suffer or allow to exist, without the prior written consent of the Bank, any lien, mortgage, assignment or other encumbrance on any of its assets or personal property, now owned or hereafter acquired, except those liens, mortgages, assignments or other encumbrances in existence on the date hereof and consented to in writing by the Bank; (h) default in the punctual payment or performance of this or any other obligation to the Bank or to any other lender at any time: (i) the existence or occurrence at any time of one or more conditions or events which, in the sole opinion of the Bank, has resulted or may result in a material adverse change in the business, properties or financial condition of the undersigned; (j) failure on request to furnish any financial information or to permit inspection of the books and records of the undersigned; (1:)any warranty, representation or statement in


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any application, statement or agreement with the Bank proves false in any material respect, (l) default in the observance or performance of any covenant or agreement of the undersigned herein or in any other agreement between the Bank and the undersigned; or (m) any of the foregoing events (other than the event described in clause (a)) shall occur with respect to any guarantor of the undersigned's obligations hereunder then this Note shall, at the sole option of the Bank, become due and payable without notice or demand; provided, however, if an event described in clause (b), clause (c) or clause (d) above occurs, this Note shall automatically become due and payable. Upon the occurrence and during the continuance of an Event of Default, the Bank shall be entitled to setoff against and apply to the payment hereof the balance of any account or accounts maintained with the Bank by the undersigned and to exercise any other right or remedy granted hereunder, or under any agreement between the undersigned and the Bank or available at law or in equity, including, but not limited to, the rights and remedies of a secured party under the New York Uniform Commercial Code. The failure by the Bank at any time to exercise any such right shall not be deemed a waiver thereof, nor shall it bar the exercise of any such right at a later date. Each and every right and remedy granted to the Bank hereunder or under any agreement between the undersigned and the Bank or available at law or in equity shall be cumulative and not exclusive of any other rights, powers, privileges or remedies, and may be exercised by the Bank from time to time and as often as may be necessary in the sole and absolute discretion of the Bank.

     The undersigned agrees to pay, on demand, all of the Bank's costs and expenses, including reasonable counsel fees (whether in, house or outside counsel), in connection with the collection of any amounts due to the Bank hereunder or in connection with the enforcement of the Bank's rights under this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict or choice of laws.

     THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN THE COUNTY OF NASSAU OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW,
THE UNDERSIGNED AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR
JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH
JUDGMENT. THE UNDERSIGNED AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO ITS ADDRESS SET FORTH BELOW OR SUCH OTHER ADDRESS THAT THE UNDERSIGNED SHALL HAVE NOTIFIED THE BANK IN WRITING OR ANY METHOD AUTHORIZED BY THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS PROHIBITED
BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

     The undersigned or any affiliate of the undersigned, shall not use any portion of the proceeds of this Note nor have any letter of credit issued, either directly or indirectly, for the purpose of (i) purchasing any securities underwritten or privately placed by ABN AMRO Securities (USA) Inc. ("AASI"), an affiliate of the Bank, or (ii) refinancing or making payments of principal, interest or dividends on any securities issued by the undersigned or any affiliate of the undersigned, and underwritten, privately placed or dealt in by AASI.

     The undersigned and the Bank hereby agree and acknowledge that any and all information relating to the undersigned which is furnished by the undersigned to the Bank (or to any affiliate of the Bank), and which is non-public, confidential or proprietary in nature, shall be kept confidential by the Bank or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to the undersigned may be distributed by the Bank or such affiliate (a) to the Bank's or such affiliate's directors, officers, employees, attorneys, affiliates, attorneys, auditors and regulators, and (b) upon the order of a court or other governmental agency having jurisdiction over the Bank or such affiliate, to any other party. The undersigned and the Bank further agree that this provision shall survive the termination of this Note.

     The Bank shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies


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hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the Bank, and if so given by the Bank, shall be effective only in the specific instance in which given. The undersigned acknowledges that this Note and the undersigned's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the undersigned under this Note. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the undersigned's obligations hereunder.

     In the event any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     The undersigned hereby waives presentment, demand for payment, protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

     The term "Bank" as used herein shall be deemed to include the Bank and its successors and assigns, and any holder hereof.

     The term "undersigned" as used herein shall, if this Note is signed by more than one party, unless otherwise stated herein, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. The Bank may proceed against one or more of the undersigned at one time or from time to time as it elects in its sole and absolute discretion.

     At no time shall the rate of interest charged under this Note exceed the maximum rate of interest permitted under applicable law. If at any time the Prescribed Rate shall exceed such maximum rate, and thereafter the Prescribed Rate is below such maximum rate, then the Prescribed Rate shall be increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank but for the first sentence of this paragraph.

     In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or the Line or impose upon the Bank any other costs or assessments, the undersigned shall pay to the Bank on demand an amount sufficient to compensate the Bank for the additional cost resulting from the maintenance or imposition of such reserves, costs or assessments.

     Any consents, agreements, instructions or requests pertaining to any matter in connection with this Note, signed by any one of the undersigned, shall be binding upon all of the undersigned. This Note shall bind the respective successors, heirs or representatives of the undersigned. This Note and the Line shall not be assigned by the undersigned without the Bank's prior written consent.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note the day and year first above written.


                                       Puro Water Group, In



Witness:                               By: /s/ Scott Levy
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        EAB Officer                    Name:  Scott Levy
                                       Title: President


Borrower's Address:
56-45 58th Street
Maspeth, NY 11378


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